UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2012

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 3, 2012, Career Education Corporation (“CEC” or the “Company”) received notification from the Accrediting Council for Independent Colleges and Schools (“ACICS”) that ACICS acted at its April 20, 2012 meeting to immediately vacate the show-cause directive applicable to all 71 CEC campuses accredited by ACICS.

At the meeting ACICS reviewed information, including the results of third party placement re-verifications, it had requested of the Company regarding the annual placement rates for the period from July 1, 2010 through June 30, 2011. Based on ACICS’ interpretation of this information, 24 additional ACICS accredited campuses fell below the agency’s 65% placement rate standard and are subject to increased levels of accreditation oversight, joining the 36 campuses already subject to this additional oversight. This oversight includes, depending on the campus, more detailed or frequent reporting requirements, a placement improvement plan, attendance by campus career service personnel at periodic workshops, additional requirements for new program and location approvals or on-site evaluations.

Three of these campuses, Sanford-Brown College – Indianapolis, Sanford-Brown College – Milwaukee and Sanford-Brown Institute – Landover, as well as the online campus of the International Academy of Design & Technology, were placed on probation status due to placement rates at or below 40% for the period from July 1, 2010 through June 30, 2011. These four campuses in the aggregate contributed approximately 3.6% of the Company’s 2011 consolidated revenue. Campuses on probation remain accredited. An institution is obligated to demonstrate to ACICS that the conditions which led to the imposition of probation have been corrected before probation will be lifted, in this case meaning an increase in placement rates to a level acceptable to ACICS.

The Company is taking steps to improve placement rates at all of its campuses and will continue to review, on a program-by-program basis, placement activities at all of its campuses. As previously disclosed, the Company is also capping new enrollments into certain programs and will teach out additional programs where appropriate.

On May 7, 2012, the Company issued a press release regarding the results of the ACICS meeting, a copy of which is attached as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the factors described in the Company’s reports filed with the Securities and Exchange Commission from time to time. Except to the extent required by law, the Company disclaims any obligations to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated May 7, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers Senior Vice President, General Counsel and Corporate Secretary

Dated: May 7, 2012

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated May 7, 2012

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